UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2018

MOUNTAIN HIGH ACQUISITIONS CORP.

COLORADO	333-175825	27-3515499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 E. Greenway Parkway #103-412

Scottsdale, Arizona 85254

(Address of principal executive offices)

(303) 358-3840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

To secure working capital for future operations, on January 23, 2018, MYHI entered into a Securities Purchase Agreement with St. George Investments, LLC. In connection with this agreement, MYHI issued St. George Investments a 10% convertible promissory note in the principal amount of $335,000, due on January 24, 2019. The note is convertible into common stock at 65% of the average of the two lowest closing bid prices for the company’s common stock during the twenty trading days immediately preceding the date of the conversion. The note contains a 10% original issue discount. The note may be prepaid by MYHI.

On January 18, 2018 MYHI entered into an Advisory Agreement with Mr. Dirk Nansen of Bellingham, Washington, with effect from January 1, 2018. Pursuant to the Agreement, Mr. Nansen is required to identify opportunities in Washington, Oregon, and California through which MYHI can evaluate technologies and pursue the build out of infrastructure assets to be utilized for cannabis cultivation, extraction, or consumer product manufacturing

The foregoing description of the terms of the Securities Purchase Agreement, the Note and the Advisory Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable agreements/instrument, copies of which are filed with this Form 8-K and incorporated herein by reference.

ITEM 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 is incorporated by reference in this Item 3.02.

The issuance of the Note and the shares issuable upon any conversion or exercise thereof, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such securities did not involve a public offering.

ITEM 8.01 Other Events

On January 26, 2018, the Company issued a press release with respect to the Company's pilot project, retention of a consultant and issuance of convertible promissory note.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Document Description
	4.01 10.01 10.02	St. George Investments Convertible Promissory Note St. George Investments Securities Purchase Agreement Advisory Agreement
	99.1	Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2018	MOUNTAIN HIGH ACQUISITIONS CORP. By: /s/ Richard G. Stifel Richard G. Stifel, Chief Financial Officer